DISPOSALS OF BUSINESSES AND ASSET ACQUISITION (Details) $ in Thousands	12 Months Ended
Dec. 31, 2018 USD ($)
Total sales consideration	$ 36,481
Carrying amount of net assets sold	(34,289) [1]
Reclassification of translation reserve to profit or loss	1,063
Gain on sale before income tax	3,255
Net cash inflow arising on disposal
Total sales consideration	36,481
Less: Net settlement of amount due to related parties	3,229
Cash consideration received	33,252
Cash and cash equivalents disposed of	(7,934)
Consideration Received Net	$ 25,318

[1]	The carrying amount of US$33,940,000 as at 31 December 2017 as disclosed in Note 39 is different from net assets sold of US$34,289,000 due to adjustments of $349,000 recorded subsequent to the 31 December 2017.